LOCORR FUTURES PORTFOLIO FUND, LIMITED PARTNERSHIP 10-Q

EXHIBIT 32.02

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of LoCorr Futures Portfolio Fund, Limited Partnership (“Fund”), on Form 10-Q for the quarter ended June 30, 2026 as filed with the U.S. Securities and Exchange Commission on the date hereof (“Report”), I, Jon C. Essen, Chief Financial Officer of Steben & Company, LLC, the General Partner of the Fund, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the U.S. Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date:	August 13, 2026

By:	/s/ Jon C. Essen
Jon C. Essen
Chief Financial Officer and Director of the General Partner